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                                                                     EXHIBIT 4.1

EVERGOOD PRODUCTS CORPORATION

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

SEE REVERSE FOR
CERTAIN DEFINITIONS


This is to Certify that        is the owner of

                                                               CUSIP 300146 10 7

FULL-PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $.01 PER SHARE OF THE COMMON STOCK OF EVERGOOD PRODUCTS CORPORATION

transferable on the books of the corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation of the corporation and amendments thereto, (copies of which are on file with the Transfer Agent), to all of which the holder by acceptance hereof assents. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar. Witness the seal of the corporation and the signatures of its duly authorized officers.

Dated


SECRETARY                               PRESIDENT


COUNTERSIGNED AND REGISTERED:
REGISTRAR AND TRANSFER COMPANY
                        (NEW JERSEY)
                                    TRANSFER AGENT AND REGISTRAR
BY
AUTHORIZED OFFICER

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The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM
TEN ENT
JT TEN

as tenants in common
as tenants by the entireties
as joint tenants with right of
survivorship and not as tenants
in common

UNIF GIFT MIN ACT..........................Custodian........................
                                                                (Cust)
                                                      (Minor)

under Uniform Gifts to Minors Act........................    ...............
                                                                (State)

Additional abbreviations may also be used though not in the above list.

For value received,       hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE


(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

      shares of the capital stock represented by the within Certificate, and do
hereby irrevocably constitute and appoint    Attorney to transfer the said stock
on the books of the within named Corporation with full power of substitution in the premises

Dated

NOTICE:

THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


THIS SPACE MUST NOT BE COVERED IN ANY WAY

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